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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 1998
                              (December 15, 1998)



                                ENVOY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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                  Tennessee                                       0-25062                       62-1575729
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
(State or other jurisdiction of incorporation)           (Commission File Number)            (I.R.S. Employer
                                                                                             Identification No.)
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  15 Century Boulevard, Suite 600, Nashville, TN                     37214
-----------------------------------------------------         ------------------
      (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (615) 885-3700



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.    Other Events - Amendment to Description of Registrant's Securities
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         ENVOY Corporation, a Tennessee corporation (formerly New Envoy, Inc.)
(the "Company"), and First Union National Bank, a national banking institution (formerly First Union National Bank of North Carolina), as Rights Agent (the "Rights Agent"), have executed Amendment No. 1 (the "Amendment") to the Rights Agreement dated as of June 1, 1995, between the Company and the Rights Agent (the "Rights Agreement"), which Amendment shall be effective as of December 15, 1998. The following paragraphs summarize the principal amendments to the Rights Agreement effectuated by the Amendment. Capitalized terms used without definition below have the meanings assigned to them in the Rights Agreement.

         Exclusion of Quintiles Merger from Triggering Events. The Amendment excludes the following actions or occurrences from triggering an Exercisability Date, a Stock Acquisition Date or the qualification of a Person as an Acquiring
Person: (i) the public announcement, public disclosure, execution and delivery or amendment of (a) the Agreement and Plan of Merger dated as of December 15, 1998, among the Company, Quintiles Transnational Corp., a North Carolina corporation ("Quintiles"), and QELS Corp., a Tennessee corporation ("QELS") (as amended from time to time, the "Merger Agreement"), or (b) the Stock Voting Agreement dated as of December 15, 1998, among Quintiles and certain shareholders of the Company (as amended from time to time, the "Stock Voting Agreement"), (ii) the performance by any party of its obligations under the Merger Agreement or the Stock Voting Agreement, (iii) the acquisition of beneficial ownership of Company Common Stock by Quintiles or QELS pursuant to or in connection with the Merger or the Stock Voting Agreement or (iv) the consummation of the other transactions contemplated by the Merger Agreement or the Stock Voting Agreement.

         Shorter Time Frame for Rights Exercise. The Amendment narrows the time frame during which the Rights will be exercisable. Holders of any Rights Certificate may exercise the Rights evidenced thereby at any time after the Exercisability Date and prior to the earliest of (i) the consummation of the Merger, (ii) February 2, 2005 and (iii) the date on which the Rights are redeemed by the Company, at which time they will expire.

         Exclusion from Restrictions on Merger. The Amendment excludes transactions contemplated by the Merger Agreement or the Stock Voting Agreement from the restrictions on consummating any share exchange, merger, sale or transfer with a party that does not have a sufficient number of authorized shares of common stock issued or reserved to permit the exercise in full of the Rights.


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Item 7(c).  Exhibits.
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       4.1      Rights Agreement, dated as of June 1, 1995, between New Envoy,
                Inc. and First Union National Bank of North Carolina, as
                Rights Agent, which includes as exhibits the form of Rights Certificate and the Summary of Rights Agreement (incorporated by reference to the Company's Registration Statement on Form 10, as amended, dated May 4, 1995 (File No. 0-25062)).

       4.2 Amendment No. 1 to the Rights Agreement, dated as of December 15, 1998, between ENVOY Corporation (formerly New Envoy, Inc.) and First Union National Bank (formerly First Union National Bank of North Carolina), as Rights Agent.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ENVOY CORPORATION



Date: December 22, 1998                   By: /s/ Kevin M. McNamara
                                             -----------------------------------
                                                Name:  Kevin M. McNamara
                                                Title: Senior Vice President and
                                                       Chief Financial Officer











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                                  EXHIBIT INDEX
                                  -------------

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           Exhibit
           Number                             Description
           ------                             -----------

            4.1 Rights Agreement, dated as of June 1, 1995, between New Envoy, Inc. and First Union National Bank of North Carolina, as Rights Agent, which includes as exhibits the form of Rights Certificate and the Summary of Rights Agreement (incorporated by reference to the Company's Registration Statement on Form 10, as amended, dated May 4, 1995 (File No. 0-25062)).

            4.2 Amendment No. 1 to the Rights Agreement, dated as of December 15, 1998, between ENVOY Corporation
                        (formerly New Envoy, Inc.) and First Union National Bank (formerly First Union National Bank of North
                        Carolina), as Rights Agent.

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